Exhibit 10.4

EXECUTION COPY

FIRST AMENDMENT

FIRST AMENDMENT, dated as of November 5, 2007 (this “Amendment”), to the Credit Agreement, dated as of October 9, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GUITAR CENTER, INC. (the “Lead Borrower”), a Delaware corporation, for itself as a Borrower and in conjunction with its capacity as Lead Borrower as agent for the Borrowers, the other Borrowers and the Facility Guarantors from time to time parties thereto, the several banks and other financial institutions from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders thereunder (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Lead Borrower, the other Borrowers, the Facility Guarantors, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Lenders have requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, the Lead Borrower, the other Borrowers, the Facility Guarantors and the Required Lenders are willing to agree to such amendments to the Credit Agreement, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Lead Borrower, the other Borrowers, the Facility Guarantors and the Required Lenders hereby agree as follows:

SECTION 1.1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 1.2. Amendment to Cover Page. The Cover Page of the Credit Agreement is hereby amended by deleting the phrase “EACH SYNDICATION AGENT AND CO-DOCUMENTATION AGENT NAMED HEREIN” and replacing it with the phrases “WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN) and WELLS FARGO RETAIL FINANCE, As Co-Syndication Agents” and “BANK OF AMERICA, N.A. and NATIONAL CITY BUSINESS CREDIT, INC., As Co-Documentation Agents”.

SECTION 1.3. Amendment to the Table of Contents. The Table of Contents of the Credit Agreement is hereby amended by deleting the words “Syndication Agent” in SECTION 8.17 thereof and replacing it with the words “Co-Syndication Agents.”

SECTION 1.4. Amendment to Preamble. The Preamble of the Credit Agreement is hereby amended by deleting the phrase “Each SYNDICATION AGENT AND CO-DOCUMENTATION AGENT (as defined herein);” in the fifth paragraph thereof and replacing it with the phrase “WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN) AND WELLS FARGO RETAIL FINANCE, as Co-Syndication Agents and BANK OF AMERICA, N.A. AND NATIONAL CITY BUSINESS CREDIT, INC., as Co- Documentation Agents;”.

SECTION 1.5. Amendments to Section 1.01 (Definitions). Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)     by deleting the following defined terms in their entirety:

“Availability”;

“Co-Documentation Agent”; and

“Syndication Agent”;

(b)     by adding the following defined terms in proper alphabetical order:

“Co-Documentation Agents” means each of Bank of America, N.A. and National City Business Credit, Inc. as a documentation agent under this Agreement”; and

“Co-Syndication Agents” means each of Wachovia Capital Finance Corporation (Western) and Wells Fargo Retail Finance as a syndication agent under this Agreement”;

(c)     by inserting the phrase “or an Approved Fund,” between the words “such Credit Party,” and the words “or a Related” in the fourth line of the definition of “Eligible Assignee”;

(d)     by deleting the phrase “the then Borrowing Base” and replacing it with the phrase “the Borrowing Base, as determined from the most recent Borrowing Base Certificate (delivered by the Lead Borrower to the Administrative Agent pursuant to SECTION 4.01(d) or SECTION 5.01(f) hereof (as may be adjusted from time to time pursuant to SECTION 2.03 hereof))” in the second line of the definition of “Excess Availability”;

(e)     by inserting the phrase “Wells Fargo Retail Finance, LLC and its affiliates” between the words “JPMorgan Chase Bank,” and the words “and no more than” and by deleting the phrase “two other Lenders” and replacing it with the phrase “one other Lender” in the second line of the definition of “Issuing Bank”; and

(f)      by inserting the word “Excess” before the word “Availability” in the third line of the definition of “Overadvance”.

SECTION 1.6. Amendment to Section 1.02 (Terms Generally). Section 1.02 of the Credit Agreement is hereby amended by deleting the word “Availability,” on the fifth to last line of paragraph (a) thereof.

SECTION 1.7. Amendment to Section 2.01 (Commitment of the Lenders). Section 2.01 of the Credit Agreement is hereby amended by inserting the word “Excess” before the word “Availability” in the second line of clause (a)(ii) thereof.

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SECTION 1.8. Amendment to Section 2.17 (Mandatory Prepayment;  Commitment Termination; Cash Collateral). Section 2.17 of the Credit Agreement is hereby amended by inserting the word “Excess” before the word “Availability” in the second line of paragraph (a) thereof.

SECTION 1.9. Amendment to Section 4.01 (Closing Date). Section 4.01 of the Credit Agreement is hereby amended by inserting the word “Excess” before the word “Availability” in the fifth line of paragraph (d) thereof.

SECTION 1.10. Amendment to Section 6.06 (Restricted Payments; Certain Payments of Indebtedness). Section 6.06 of the Credit Agreement is hereby amended by deleting the word “(vi)” and replacing it with the word “(viii)” in the second line of the proviso in paragraph (a)(viii) thereof.

SECTION 1.11. Amendment to Section 7.03 (Application of Proceeds). Section 7.03 of the Credit Agreement is hereby amended by deleting the phrase “by the Agents” in the fourth line of paragraph (g) thereof.

SECTION 1.12. Amendments to Section 8.13 (Reports and Financial  Statements). Section 8.13 of the Credit Agreement is hereby amended by:

(a)     deleting the word “reqired” and replacing it with the word “required” and deleting the word “and” and replacing it with “,” in the fourth line of paragraph (b) thereof;

(b)     deleting the semicolon at the end of paragraph (b) thereof and replacing it with the word “and”; and

(c)     inserting the phrase “(iv) upon request, all monthly statement of accounts or inventory reporting submitted in support of the Borrowing Base Certificates;” at the end of paragraph (b) thereof.

SECTION 1.13. Amendment to Section 8.17. Section 8.17 of the Credit Agreement is hereby amended by deleting the words “Syndication Agent” in the heading and the second line thereof and replacing it with the words “Co-Syndication Agents”.

SECTION 1.14. Amendments to Section 9.02 (Waivers; Amendments). Section 9.02 of the Credit Agreement is hereby amended by:

(a)     inserting the word “Excess” before the word “Availability” in the second line of paragraph (b)(ii)(D) thereof; and

(b)     deleting the word “Borrower” and replacing it with the phrase “Loan Party” in the fourth line of paragraph (b)(ii)(E) thereof.

SECTION 1.15. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) that the Administrative Agent (or its counsel) shall have received from the Lead Borrower and the Required Lenders counterparts of

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this Amendment (or a copy thereof by facsimile transmission or a pdf copy thereof by electronic transmission) signed on behalf of each such party.

SECTION 1.16. Representation and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the Amendment Effective Date that the representations and warranties made by the Borrower in and pursuant to the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, other than representations and warranties that specifically relate solely to an earlier date.

SECTION 1.17. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

SECTION 1.18. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission or by electronic transmission of a pdf copy of the relevant signature pages thereof.

SECTION 1.19. Reimbursement of Expenses. The Lead Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented legal fees of a single counsel for the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

GUITAR CENTER, INC.

By:	/s/ [ILLEGIBLE]
Name:
Title:

[Signature Page – ABL Loan Agreement Amendment]

GUITAR CENTER STORES, INC., as Borrower

By:	/s/ [ILLEGIBLE]
Name:
Title:

[Signature Page – ABL Loan Agreement Amendment]

MUSICIAN’S FRIEND, INC., as Borrower

By:	/s/ [ILLEGIBLE]
Name:
Title:

[Signature Page – ABL Loan Agreement Amendment]

GUITAR CENTER HOLDINGS, INC., as Facility Guarantor

By:	/s/ [ILLEGIBLE]
Name:
Title:

[Signature Page – ABL Loan Agreement Amendment]

GUITAR CENTER GIFT CARD COMPANY, LLC, as Facility Guarantor

By:	/s/ [ILLEGIBLE]
Name:
Title:

[Signature Page – ABL Loan Agreement Amendment]

HARMONY CENTRAL GROUP, LLC, as Facility Guarantor

By:	/s/ [ILLEGIBLE]
Name:
Title:

[Signature Page – ABL Loan Agreement Amendment]

JPMORGAN CHASE BANK, N.A., As Administrative Agent, as Collateral Agent, and as Issuing Bank

By:	/s/ Thomas H. Kozlark
	Name:	Thomas H. Kozlark
	Title:	Executive Director

Address:
270 Park Avenue
New York, New York 10017
Attn:
Telephone:
Telecopy:

JPMORGAN CHASE BANK, N.A., As a Lender

By:	/s/ Thomas H. Kozlark
	Name:	Thomas H. Kozlark
	Title:	Executive Director

Address:
270 Park Avenue
New York, New York 10017
Attn:
Telephone:
Telecopy:

SIGNATURE PAGE – ABL LOAN AGREEMENT AMENDMENT